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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 30, 2004
                                                        (January 28, 2004)



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)



        DELAWARE                     1-9397                     76-0207995
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


     3900 ESSEX LANE, HOUSTON, TEXAS                              77027
(Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         (Information furnished in this Item 7 is furnished pursuant to Item 9.)

(c)      Exhibits.

         99.1 - Press Release of Baker Hughes Incorporated dated
                January 28, 2004.


ITEM 9.  REGULATION FD DISCLOSURE.

On January 28, 2004, the Company issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 9 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BAKER HUGHES INCORPORATED



Dated:  January 30, 2004                By: /s/Sandra E. Alford
                                            -----------------------------------
                                            Sandra E. Alford
                                            Corporate Secretary


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                                INDEX TO EXHIBIT


Exhibit Number          Description
--------------          -----------

    99.1       -        Press Release of Baker Hughes Incorporated dated
                        January 28, 2004.


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